UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 2, 2007
BROADCOM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-23993 (Commission File Number)	33-0480482 (IRS Employer Identification No.)
5300 California Avenue, Irvine, California 92617
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (949) 926-5000
Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Approval of Executive Officer Performance Bonus Plan
At Broadcom’s 2007 Annual Meeting of Shareholders, held May 2, 2007 (the “Annual Meeting”), the shareholders approved the Broadcom Corporation Executive Officer Performance Bonus Plan under which incentive bonuses, qualifying as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, may be provided to certain executive officers (the “Performance Bonus Plan”). The Performance Bonus Plan will be in effect for the year ending December 31, 2007 and for each of the next four years through the year ending December 31, 2011. Eligible participants in the Performance Bonus Plan are limited to our executive officers. The Compensation Committee of the Board of Directors has exclusive authority to administer the Performance Bonus Plan.
Under the Performance Bonus Plan, participants will be eligible to receive cash awards each year during the term of the plan based upon the attainment of performance objectives established by the Compensation Committee for such year. For the year ending December 31, 2007, the performance objectives will be based on the following measures: (i) net revenue, (ii) gross margin, (iii) operating margin, (iv) net income per share and (v) free cash flow. For the purpose of determining whether the goals in items (ii), (iii), (iv) and (v) have been met, the Compensation Committee will use numbers reported by Broadcom in accordance with generally accepted accounting principles in the U.S. (“GAAP”), as adjusted for non-cash, non-recurring, extraordinary and certain other items. For each subsequent year, the Compensation Committee will, within the first 90 days of the year, establish the specific performance objectives for that year.
For each performance objective, the Compensation Committee may establish up to four potential levels of attainment: threshold, above-threshold, target and above-target. At the time the performance objectives for a particular year are established, the Compensation Committee will also set the bonus potential for each participant at each of the designated levels of performance. For the year ending December 31, 2007, the maximum total bonus pool payable at each potential level of performance will be as follows: for performance at the threshold level, the pool will be $0, for performance at the above-threshold level, the pool will be $250,000, for performance at the target level, the pool will be $1,000,000, and for above-target level performance, the pool will be $1,500,000. For each subsequent year during the term of the Performance Bonus Plan, the maximum total bonus pool payable will be limited to $10,000,000.
Individual awards from the bonus pool will be determined for executive officers by the Compensation Committee based upon the bonus potential established for such individual at the level of performance achieved for the year. The maximum bonus payment that any one participant may receive under the Performance Bonus Plan for a particular year is limited to $2,000,000. Broadcom currently anticipates that awards under the Performance Bonus Plan for the year ending December 31, 2007 will be determined and paid in the first quarter of 2008.
Broadcom’s Compensation Committee adopted the Performance Bonus Plan on March 19, 2007, subject to shareholder approval at the Annual Meeting. A copy of the Performance Bonus Plan is attached to this report as Exhibit 10.1 and is incorporated by reference herein.

Approval of Amendment and Restatement of Broadcom’s 1998 Employee Stock Purchase Plan
At the Annual Meeting, the shareholders also approved an amendment and restatement of Broadcom’s 1998 Employee Stock Purchase Plan, as previously amended and restated (the “1998 ESPP”), that (i) extends the term of the 1998 ESPP through April 30, 2017, (ii) increases the limitation on the amount by which the share reserve of the 1998 ESPP is to automatically increase each year to not more than 10,000,000 shares of Class A common stock, and (iii) effects various technical revisions to facilitate plan administration.
The Board adopted the amendment and restatement of the 1998 ESPP on March 9, 2007, subject to shareholder approval at the Annual Meeting.
Approval of Amendment and Restatement of Broadcom’s 1998 Stock Incentive Plan
At the Annual Meeting, the shareholders also approved an amendment and restatement of our 1998 Stock Incentive Plan, as previously amended and restated (the “1998 Plan”), that (i) extends the term of the 1998 Plan through March 9, 2017, (ii) eliminates Broadcom’s ability to reduce the exercise price of outstanding options, except in connection with certain changes to its capital structure, (iii) eliminates Broadcom’s ability to grant options with exercise prices less than 100% of the fair market value of our Class A common stock on the date of grant, (iv) increases the limitation on the amount by which the share reserve of the 1998 Plan is to automatically increase each year to not more than 45,000,000 shares of Class A common stock, and (v) effects various technical revisions to facilitate plan administration.
The Board adopted the amendment and restatement on March 9, 2007, subject to shareholder approval at the Annual Meeting.

Item 8.01 Other Events
Additional Proposals Considered at the 2007 Annual Meeting of Shareholders
Re-election of Directors
At the Annual Meeting, each of the nine incumbent members of Broadcom’s Board of Directors (the “Board”) — George L. Farinsky, Maureen E. Grzelakowski, Nancy H. Handel, John Major, Scott A. McGregor, Alan E. Ross, Henry Samueli, Ph.D., Robert E. Switz and Werner F. Wolfen — was re-elected to serve on the Board until the next annual meeting of shareholders and/or until his or her successor is duly elected and qualified.
Ratification of Appointment of Ernst & Young LLP
The shareholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2007.
Shareholder Proposal
The shareholders did not approve a shareholder proposal submitted by the International Brotherhood of Teamsters.

Special Litigation Committee
Broadcom has previously disclosed the pendency of certain shareholder derivative actions (the “Derivative Actions”) brought against certain current and former officers and directors of Broadcom related to its past stock option granting practices. On May 2, 2007 the Board appointed a Special Litigation Committee comprised of outside directors that the Board believes to be disinterested for these purposes to evaluate the claims made in the Derivative Actions, to assess whether the continuation of those actions or pursuit of those claims by or on behalf of Broadcom is in the company’s best interests, and, to the extent the Special Litigation Committee decides that pursuing any of those claims is in Broadcom’s best interests, to make any and all decisions on behalf of the company regarding the litigation, settlement, or other disposition of such claims.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1 Broadcom Corporation Executive Officer Performance Bonus Plan.
10.2(*) Broadcom Corporation 1998 Employee Stock Purchase Plan (as amended and restated through March 9, 2007).
10.3(**) Broadcom Corporation 1998 Stock Incentive Plan (as amended and restated through March 9, 2007).

(*) Incorporated by reference to Exhibit 99.2 to the Registration Statement on Form S-8 filed by the registrant on May 1, 2007.
(**) Incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed by the registrant on May 1, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION, a California corporation
May 8, 2007	By:	/S/ Henry Samueli
Henry Samueli, Ph.D.
Chairman of the Board and Chief Technical Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Broadcom Corporation Executive Officer Performance Bonus Plan.
10.2(*)	Broadcom Corporation 1998 Employee Stock Purchase Plan (as amended and restated through March 9, 2007).
10.3(**)	Broadcom Corporation 1998 Stock Incentive Plan (as amended and restated through March 9, 2007).

(*) Incorporated by reference to Exhibit 99.2 to the Registration Statement on Form S-8 filed by the registrant on May 1, 2007.
(**) Incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed by the registrant on May 1, 2007.